Fourth Quarter 2019 Earnings Conference Call 1/16/2020 Exhibit 99.2

This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations regarding our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, loan growth expectations, management’s predictions about charge-offs for loans, including energy-related credits, the impact of changes in oil and gas prices on our energy portfolio, the adequacy of our enterprise risk management framework, the impact of the trust & asset management acquisition, MidSouth acquisition or future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, the financial impact of regulatory requirements and tax reform legislation, the impact of the change in the LIBOR benchmark, deposit trends, credit quality trends, changes in interest rates, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook", or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other periodic reports that we file with the SEC. Important cautionary statement about forward-looking statements

Non-GAAP Reconciliations & Glossary of Terms Throughout this presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk, "*", are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those non-GAAP measures to the comparable GAAP measure are included in the appendix to this presentation. The earnings release, financial tables and supporting slide presentation can be found on the company’s Investor Relations website at hancockwhitney.com/investors. 1Q19 – First Quarter of 2019 1Q20 – First Quarter of 2020 2Q19 – Second Quarter of 2019 3Q19 – Third Quarter of 2019 4Q18 – Fourth Quarter of 2018 4Q19 – Fourth Quarter of 2019 AFS – Available for sale securities ACL – Allowance for credit losses ALLL – Allowance for loan and lease losses Annualized – Calculated to reflect a rate based on a full year ASR – Accelerated Share Repurchase Beta – repricing based on a change in market rates bps – basis points BOLI – Bank-owned life insurance C&D – Construction and land development loans C&I – Commercial and industrial loans CDI – Core Deposit Intangible CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2020) *Core – Excluding purchase accounting items and nonoperating items CRE – Commercial real estate CSO – Corporate strategic objective DDA – Noninterest-bearing demand deposit accounts DP – Data processing E&P – Exploration and Production (Oil & Gas) Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items Energy Cycle – Refers to the energy cycle beginning in November of 2014 EOP – End of period EPS – Earnings per share FTE – Full time equivalent HTM – Held to maturity securities IRR – Interest rate risk LIBOR – London Inter-Bank Offered Rate Linked-quarter (LQ) – current quarter compared to previous quarter Loan Mark – Fair value discount on loans acquired in a business combination LOB – Line of Business LPO – Loan production office LQA – Linked-quarter annualized M&A – Mergers and acquisitions MM – Dollars in millions MSL – MidSouth Bancorp, Inc. NII – Net interest income NIM – Net interest margin (TE) NPA – Nonperforming assets NPL – Nonperforming loans O&G – Oil and gas OCI – Other comprehensive income OFA – Other foreclosed assets *Operating – Financial measure excluding nonoperating items *Operating Leverage – Operating revenue (TE) less operating expense ORE – Other real estate PAA – Purchase accounting adjustments from business combinations; including loan accretion, offset by any amortization of a bond portfolio premium, amortization of an indemnification asset and amortization of intangibles PPNR – Pre-provision net revenue RBL – Reserve-based lending ROA – Return on average assets RR – Risk rating SBIC – Small business investment company SNC – Shared National Credit TCE – Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets) TDR – Troubled Debt Restructuring TE – Taxable equivalent (calculated using the current statutory federal tax rate) Trust and Asset Management acquisition – business acquired from Capital One on July 13, 2018 Y-o-Y – Year over year

Corporate Profile (as of December 31, 2019) $30.6 billion in Total Assets $21.2 billion in Total Loans $23.8 billion in Total Deposits Tangible Common Equity (TCE) ratio 8.45% $3.8 billion in Market Capitalization 217 banking locations and 288 ATMs across our footprint Approximately 4,100 (FTE) employees corporate-wide Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc. for 121 consecutive quarters Earned top customer service marks with Greenwich Excellence Awards Moody’s long-term issuer rating: Baa3 (outlook positive) S&P long-term issuer rating: BBB (outlook stable) Named one of America’s Best Midsize Employers by Forbes New York and New Jersey Trust Offices

YTD 2019 Highlights (compared to YTD 2018) Net income $327.4 million, up $3.6 million EPS unchanged at $3.72 Nonoperating items (net) totaled $32.7 million in 2019 and $29.5 million in 2018 EPS excluding nonoperating items was $4.01 for 2019 and $3.99 for 2018 Operating leverage up $24 million (revenue up $75 million, partially offset by operating expense up $51 million) Loan growth (EOP) up $1.2 billion, or 6% Deposit growth up $653 million, or 3% Criticized commercial loans down $45 million, or 7% Nonperforming loans down $19 million, or 6% Closed MSL acquisition effective September 21, 2019 with a simultaneous systems conversion TCE 8.45%, up 43 bps Board approved increased buyback authorization to 5.5 million shares; announced an accelerated share repurchase (ASR) agreement on October 21, 2019 ($s in millions; except per share data) 2019 2018 Net Income $327.4 $323.8 Merger Costs Other Nonoperating Items $32.7 $6.2 $23.3 Earnings Per Share – diluted $3.72 $3.72 Return on Assets (%) (ROA) 1.12 1.17 Return on Tangible Common Equity (%) (ROTCE) 13.66 15.62 Net Interest Margin (%) 3.44 3.38 Net Charge-offs (%) 0.23 0.27 Tangible Common Equity (%) 8.45 8.02 Pre-Provision Net Revenue (TE)* $487.9 $463.9 Efficiency Ratio (%) 58.5 57.8 *Non-GAAP measures. See slides 28-30 for non-GAAP reconciliations.

A 5-Year Look Back Shows Marked Improvement +54 bps *Non-GAAP measures. See slides 28-30 for non-GAAP reconciliations.

Progress, Achievement on 2019 Focus Points † †2019 Investor Peer YTD average through 3Q19 At peer average Exceeds peer average Progress with work to do Narrowing gap to peers ** ** ** **Using 3Q19 as proxy for 4Q19 *Non-GAAP measures. See slides 28-30 for non-GAAP reconciliations.

Fourth Quarter 2019 Highlights (compared to third quarter 2019) Reported net income of $92.1 million, or $1.03 per diluted share, up $24.3 million, or $.26 per share Nonoperating items totaled $3.9 million in 4Q19 and $28.8 million in 3Q19 EPS excluding nonoperating items was $1.06 in 4Q19 and $1.03 in 3Q19 Operating leverage increased $0.6 million linked-quarter (revenue up $9.8 million, operating expense up $9.2 million) Energy loans decreased $71 million to $963 million, or 4.5% of total loans Criticized commercial loans declined $79 million, or 12% ($21 million energy, $58 million nonenergy) NIM improved by 2 bps to 3.43% TCE ratio down 37 bps to 8.45%; decrease mainly related to the ASR announced October 21, 2019 ($s in millions; except per share data) 4Q19 3Q19 4Q18 Net Income $92.1 $67.8 $96.2 Merger Costs Other Nonoperating Items $3.9 $28.8 $0.5 $1.4 Earnings Per Share – diluted $1.03 $.77 $1.10 Return on Assets (%) (ROA) 1.20 0.92 1.35 Return on Tangible Common Equity (%) (ROTCE) 14.62 10.77 18.15 Net Interest Margin (%) 3.43 3.41 3.39 Net Charge-offs (%) 0.18 0.25 0.56 Tangible Common Equity (%) 8.45 8.82 8.02 Pre-Provision Net Revenue (TE)* $125.7 $125.1 $118.5 Efficiency Ratio (%) 58.9 58.1 58.0 *Non-GAAP measures. See slides 28-30 for non-GAAP reconciliations.

Linked-Quarter Growth in Line with Guidance Loans totaled $21.2 billion at year-end, an increase of $177 million, or 1%, linked-quarter End of period loans grew $1.2 billion, or 6%, year-over-year, while average loans grew $1.0 billion, or 5% (in line with guidance) MSL portfolio added $785 million in loans (net) in 3Q19 Loan portfolio 54% variable 57% of variable loans are LIBOR-based (31% of total loan portfolio) 97% of the LIBOR loans are tied to 1mo L 3% of the LIBOR loans are tied to 3mo L 33% tied to Wall Street Journal Prime Impacted by CRE payoffs

Legacy Energy Loans Declined $164 Million In 2019 Energy loans totaled $963 million, or 4.5% of total loans, down $71 million, or 7%, linked-quarter Linked-quarter change reflects $108 million in net reductions, partially offset by $36 million in fundings As the energy cycle continues to unwind, we could see continued one-off activity, both positive and negative No energy charge-offs in 4Q19

Back On Track in 4Q19 Criticized commercial loans down $79 million, or 12%, linked-quarter Criticized energy loans totaled $260 million at December 31, 2019, down $21 million, or 7%, linked-quarter Criticized nonenergy loans totaled $321 million at December 31, 2019, down $58 million, or 15%, linked-quarter Criticized – nonenergy $346 $321 Criticized – energy $279 $260 Criticized – nonenergy $378 $321 Criticized – energy $281 $260 3Q19 Investor Peer Average 3.18%

Energy NPLs Down Year-Over-Year Despite Slight Uptick in 4Q Nonperforming energy loans totaled $158 million at year-end 2019, up $14 million linked-quarter Nonperforming nonenergy loans totaled $149 million at year-end 2019, up $9 million linked-quarter Total accruing TDRs virtually unchanged linked-quarter Nonperforming – nonenergy $130 $149 Nonperforming– energy $197 $158 Nonperforming – nonenergy $140 $149 Nonperforming– energy $144 $158

Reserve Remains Adequate; New Methodology Effective 1/1/20 Allowance for credit losses (ACL) $195.2 million at year-end, down $0.3 million linked-quarter ACL for energy credits $34.9 million at December 31, 2019, up $2.9 million from September 30, 2019 Nonenergy ACL $160.3 million at December 31, 2019, down $3.3 million from September 30, 2019 Provision for credit losses was $9.2 million in 4Q19 compared to $12.4 million in 3Q19 Net charge-offs totaled $9.5 million, or 18 bps; no energy charge-offs in 4Q19 4Q19 Nonenergy Energy Total General Reserves $140.9MM $23.9MM $164.8MM Impaired Reserves $10.4MM $7.8MM $18.2MM PCI Reserves $8.2MM -- $8.2MM Total Allowance for Loan Losses $159.5MM $31.7MM $191.2MM Reserve for Unfunded Commitments $0.8MM $3.2MM $4.0MM Total Allowance for Credit Losses $160.3MM $34.9MM $195.2MM Loans $20,250MM $963MM $21,213MM Funded Coverage Ratio at 12-31-19 0.79% 3.29% 0.90% Funded Coverage Ratio at 9-30-19 0.82% 3.10% 0.93%

Current Expected Credit Losses (CECL) CECL replaces the current incurred loss methodology with a life-of-loan loss concept Current capital levels adequately cover the day 1 impact of CECL Key drivers in the change from incurred loss model to CECL include: Increases due to longer life real-estate secured loans and expected funding of off-balance sheet exposures Expected impact on shorter-term commercial loans is not significant No significant impact expected from HTM and AFS debt securities Expected Impact of CECL Projected Impact of CECL (Day 1) ACL increase $70-$75MM Reclass from discount $20MM Adjust to equity (net of tax) $40-$45MM Projected Impact to Capital Ratios TCE -12 to -13 bps Leverage -2 bps Total risk-based capital +3 bps Tier I risk-based capital -4 bps

Net interest margin (NIM) of 3.43%, up 2 bps linked-quarter; net interest income (TE) up $10.1 million, or 4% Loan yield down 15 bps mainly related to the impact of the Fed rate decreases Yield on securities portfolio down 5 bps Cost of funds down 14 bps 4Q19 NIM included 1 bp of interest reversals compared to 5 bps of interest recoveries in 3Q19 Includes approximately $4 million increase in accretion mainly related to the MidSouth acquisition MSL, Portfolio Management Drive 2 Basis Point Improvement in NIM 21 bps decline in monthly cost of deposits

Yield on New Loans Impacted By Current Rate Environment Focus remains on booking new loans that are more granular along with improved spreads Recent decline in new production yield reflects recent changes in rate environment (Fed rate drops) coupled with promotional lending campaigns during the fourth quarter (excluding impact of MSL)

Securities Portfolio Portfolio totaled $6.2 billion, down $130 million, or 2%, linked-quarter Premium amortization totaled $9.2 million, up $0.5 million linked-quarter Yield 2.56%, down 5 bps linked-quarter Unrealized net gain of $37.7 million on AFS compared to $68.7 million at September 30, 2019 25% HTM, 75% AFS Duration 4.16 years compared to 4.00 years at September 30, 2019

Deposits Impacted by Paydown of Brokered CDs Total deposits of $23.8 billion, down $398 million, or 2%, linked-quarter Noninterest-bearing demand deposits (DDAs) increased $89 million Interest-bearing transaction and savings deposits increased $86 million Time deposits (retail) decreased $106 million Time deposits (brokered) decreased $876 million; replaced CDs at a rate of 2.38% with FHLB advances at a cost of 1.68% Interest-bearing public fund deposits increased $409 million related to typical year-end seasonality DDAs comprised 37% of total period-end deposits Cost of deposits down 14 bps to 71 bps

MSL Fees Offset Lower Levels of Specialty Income Noninterest income totaled $82.9 million, down $0.3 million, or less than 1% linked-quarter YTD noninterest income totaled $315.9 million, up $30.8 million, or 11% Service charges and Bank Card & ATM fees up primarily due to impact from MSL Investment and annuity income and insurance down primarily due to market and rate volatility Secondary mortgage fees impacted by favorable rate environment Fees related to MSL totaled $3 million in 4Q19 and are included in individual categories noted above Lower BOLI, SBIC and syndication fees

Increase in Operating Expense Due to Full Quarter Impact of MSL Noninterest expense totaled $197.9 million, down $15.7 million linked-quarter; included in 4Q19 expense is $3.9 million of merger costs related to the acquisition of MSL compared to $28.8 million in 3Q19 Operating expense (excluding merger costs) totaled $194.0 million, up $9.3 million, or 5% linked-quarter Approximately half of the increase in personnel expense is related to the impact from MSL operations, with the remainder related to incentive pay and benefits Occupancy & equipment virtually unchanged linked-quarter Linked-quarter change in ORE expense reflects net ORE gains in 4Q19 and the impact from 3Q19 activity Other expenses up primarily due to expenses related to MSL acquisition Operating expenses related to MSL totaled $8 million in 4Q19 and are included in individual categories noted above

Capital Levels Reflect Stock Buyback (ASR)

- TCE ratio 8.45%, down 37 bps linked-quarter
  - Growth in tangible assets -2 bps
  - Tangible net earnings +33 bps
  - Dividends -8 bps
  - Stock buyback -63 bps
  - Stock activity and other +3 bps
- Accelerated share repurchase agreement announced October 21, 2019
  - Repurchasing $185 million of common stock
  - Received initial delivery of approximately 3.6 million shares of common stock at announcement
  - Actual number of shares to be delivered will be based on the volume-weighted average price per share of the stock during the term of the agreement less a specified discount, subject to possible adjustments
- Will continue to manage capital in the best interests of the Company and our shareholders; our priorities are:
  - Organic growth
  - Opportunistic stock buybacks
  - Dividend payout ratio targeted between 30-40% of net income
  - Opportunistic infill M&A; no large or strategic transactions anticipated



Capital Ratios
15%
10%
5%
3Q18
1Q19
2Q19
3Q19
4Q19(e)
TCE
Tier 1 Risk-Based Capital
Total Risk-Based Capital

	Tangible Common Equity Ratio	Leverage (Tier 1) Ratio	Tier 1 Risked-Based Capital Ratio	Total Risk-Based Capital Ratio
December 31, 2019	8.45%	8.76%(e)	10.54%(e)	11.95%(e)
September 30, 2019	8.82%	9.49%	11.02%	12.43%
June 30, 2019	8.75%	9.10%	10.94%	12.43%
March 31, 2019	8.36%	8.85%	10.74%	12.24%
December 31, 2018	8.02%	8.67%	10.48%	11.99%

(e) Estimated for most recent period-end

21

HANCOCK WHITNEY

Forward Guidance Near-Term Outlook 4Q19 Actual Items to note 2020 Outlook Loans (EOP) up $177 million LQ up $1.2 billion or 6% y-o-y Decline in energy portfolio of $71 million Expect full year end of period growth for 2020 in mid-single digits Net Interest Margin (NIM) 3.43% See slide 15 Runoff of accretion levels and reclass of discount to ACL will drive a slightly lower reported NIM in 2020, however core NIM levels will be relatively stable Noninterest Income $82.9 million Includes the full quarter impact from MSL acquisition Up 2%-3% for the year compared to 2019 Provision for Credit Losses $9.2 million Expect a range of $8-$10 million in 1Q20 Operating Expense $194.0 million Includes the full quarter impact from MSL acquisition Up 2%-2.5% compared to 2019, excluding MSL & technology investments Up 6%-7% compared to 2019, including MSL, technology investments and market disruption opportunities Effective Tax Rate 16% Expect the effective tax rate to approximate 18%-19% both on a quarterly and full year basis for 2020 3-Year Corporate Strategic Objectives (CSOs) Objective ROA (operating) 1.30% -1.40% TCE >8% ROTCE (operating) >15% Efficiency Ratio <56% Does not include changes in interest rates or M&A

Technology Investments Create Efficiency, Effectiveness, & Scalability Digital platforms are in place for both online and mobile banking, with continuous enhancements to improve client retention and sales efficiency Sales and servicing technology for financial centers, specifically targeted for granular client segments with better spreads and retention, will begin rollout in 2Q20 Facilitates expense synergies for financial centers and support areas in late 2020 and 2021 Enhances sales effectiveness, client experiences, and enables bankers to devote more time to cultivating relationships Investments paid for thus far with operational savings, with implementation costs covered thru synergies and enhanced revenue Investments in core processing systems, database analytics, and business continuity are largely complete and scalable

Appendix and Non-GAAP Reconciliations

Operating Results *Non-GAAP measures. See slides 28-30 for non-GAAP reconciliations       4Q18 1Q19 2Q19 3Q19 4Q19 Operating Earnings* ($000) 97,705 79,164 88,277 90,567 95,178 Operating EPS* $1.12 $0.91 $1.01 $1.03 $1.06 Net Interest Income (TE)* ($000) 221,471 223,078 223,586 226,591 236,736 Operating Noninterest Income* ($000) 73,934 70,503 79,250 83,230 82,924 Operating Expense* ($000) 176,908 175,700 183,567 184,744 194,000 Provision** ($000) 8,100 18,043 8,088 12,421 9,156 **Includes $10.1 million related to alleged DC Solar fraud in 1Q19

Key Operating Ratios       4Q18 1Q19 2Q19 3Q19 4Q19 Operating Return on Assets* 1.37% 1.13% 1.24% 1.23% 1.24% Operating Return on Equity * 12.95% 10.30% 10.96% 10.62% 10.87% Operating Return on TCE* 18.43% 14.38% 15.07% 14.39% 15.10% Tangible Common Equity Ratio 8.02% 8.36% 8.75% 8.82% 8.45% Net Interest Margin (TE)* 3.39% 3.46% 3.45% 3.41% 3.43% Efficiency Ratio* 58.03% 58.10% 58.95% 58.05% 58.88% *Non-GAAP measures. See slides 28-30 for non-GAAP reconciliations

Balance Sheet Summary       4Q18 1Q19 2Q19 3Q19 4Q19 Average Loans ($MM) 19,818 20,127 20,150 20,197 21,038 Average Total Securities ($MM) 5,965 5,657 5,586 6,005 6,202 Average Deposits ($MM) 22,498 23,114 23,138 23,091 23,848 Loan Yield (TE) 4.71% 4.84% 4.89% 4.84% 4.69% Securities Yield (TE) 2.62% 2.69% 2.64% 2.61% 2.56% Cost of Interest Bearing Deposits 1.11% 1.26% 1.33% 1.30% 1.11%

Operating Earnings & Operating EPS Non-GAAP to GAAP Reconciliations Three Months Ended Twelve Months Ended (in thousands, except per share amounts) 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 12/31/2019 12/31/2018 Net Income $92,132 $67,807 $88,277 $79,164 $96,240 $327,380 $323,770 Net income allocated to participating securities (1,566) (1,141) (1,502) (1,337) (1,691) (5,546) (5,929) Net income available to common shareholders $90,566 $66,666 $86,775 $77,827 $94,549 321,834 $317,841 Nonoperating items, net of income tax 3,046 22,760 --- --- 1,465 25,806 23,546 Nonoperating items allocated to participating securities (52) (383) --- --- (26) (435) (439) Operating earnings available to common shareholders $93,560 $89,043 $86,775 $77,827 $95,988 $347,205 $340,948 Weighted average common shares - diluted 88,315 86,462 85,835 85,800 85,677 86,599 85,521 Earnings per share - diluted $1.03 $0.77 $1.01 $0.91 $1.10 $3.72 $3.72 Operating earnings per share - diluted $1.06 $1.03 $1.01 $0.91 $1.12 $4.01 $3.99

Operating ROA, ROE & ROTCE Reconciliations Three Months Ended Twelve Months Ended (dollars in thousands) 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 12/31/2019 12/31/2018 Net Income $92,132 $67,807 $88,277 $79,164 $96,240 $327,380 $323,770 Nonoperating items, net of income tax 3,046 22,760 --- --- 1,465 25,806 23,546 Operating earnings $95,178 $90,567 $88,277 $79,164 $97,705 $353,186 $347,316 Average Assets $30,343,293 $29,148,106 $28,537,810 $28,451,548 $28,259,963 $29,125,449 $27,755,808 Average Equity $3,473,693 $3,383,738 $3,230,503 $3,118,051 $2,993,265 $3,302,696 $2,932,263 Average Tangible Common Equity $2,500,092 $2,496,870 $2,350,006 $2,232,670 $2,103,445 $2,395,921 $2,072,765 Return on average assets - operating 1.24% 1.23% 1.24% 1.13% 1.37% 1.21% 1.25% Return on average equity - operating 10.87% 10.62% 10.96% 10.30% 12.95% 10.69% 11.84% Return on average tangible common equity - operating 15.10% 14.39% 15.07% 14.38% 18.43% 14.74% 16.76%

Operating Revenue (TE) & Operating PPNR (TE) Reconciliations Three Months Ended Twelve Months Ended (in thousands) 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 12/31/2019 12/31/2018 Net interest income $233,156 $222,939 $219,868 $219,254 $217,433 $895,217 $848,838 Noninterest income 82,924   83,230   79,250   70,503   74,538   315,907   285,140 Total revenue $316,080 $306,169 $299,118 $289,757 $291,971 $1,211,124 $1,133,978 Taxable equivalent adjustment 3,580 3,652 3,718 3,824 4,038 14,774 16,177 Nonoperating revenue ---   ---   ---   ---   (604)   ---   541 Operating revenue (TE) $319,660 $309,821 $302,836 $293,581 $295,405 $1,225,898 $1,150,696 Noninterest expense (197,856) (213,554) (183,567) (175,700) (179,366) (770,677) (715,746) Nonoperating expense 3,856 28,810 --- --- 2,458 32,666 28,943 Operating pre-provision net revenue (TE) $125,660   $125,077   $119,269   $117,881   $118,497   $487,887   $463,893 Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

Criticized Commercial Loans Total criticized commercial loans % of total commercial loans $626 4.18% $584 3.88% $573 3.79% $659 4.15% $581 3.62% Criticized – nonenergy % of total commercial loans $346 2.31% $320 2.12% $315 2.08% $378 2.38% $321 2.00% Criticized – energy % of total commercial loans $279 1.86% $264 1.75% $258 1.71% $281 1.77% $260 1.62%

Nonperforming Loans Total nonperforming loans % of total loans $326 1.63% $322 1.60% $311 1.54% $284 1.35% $307 1.45% Nonperforming loans – nonenergy % of total loans $130 0.65% $141 0.70% $141 0.70% $140 0.67% $149 0.70% Nonperforming loans – energy % of total loans $197 0.98% $181 0.90% $170 0.84% $144 0.68% $158 0.74%

Fourth Quarter 2019 Earnings Conference Call 1/16/2020